Accrued Expenses and Other Current Liabilities - Schedule of Accounts Payable and Accrued Expenses (Details) (fuboTV Inc. Pre-Merger) (10-K) - USD ($) $ in Thousands	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Broadcasting and transmission	$ 17,960
Fubo TV Pre-Merger [Member]
Affiliate fees		$ 73,784	68,671	$ 26,996
Broadcasting and transmission		2,019	3,687	188
Selling and marketing		131	2,783	314
Sales tax		5,793	5,957	2,192
Other accrued expenses		2,631	2,298	1,094
Total accrued expenses and other current liabilities		$ 84,358	$ 83,396	$ 30,784